UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 13, 2004

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     Institutional Shareholder Services (“ISS”) requested that Post Properties, Inc. (the “Company”) provide ISS with additional information about tax fees that the Company reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following is the information the Company provided to ISS:

     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth fees billed by PricewaterhouseCoopers LLP for services rendered for the fiscal year ended December 31, 2003:

Audit Fees	$353,150
Audit-Related Fees	134,290
Tax Preparation and Compliance	352,178

Total Audit, Audit-Related and Tax Preparation and Compliance Fees	839,618

Other Non-Audit Fees:
Tax Fees-Other (1)	155,940
All Other Fees	0

Total-Other Fees	155,940

Total Fees	$995,558

(1)	Tax Fees-Other includes fees for tax planning and advice.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.

Date: May 13, 2004	By: /s/ David P. Stockert David P. Stockert President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004	POST APARTMENT HOMES, L.P.

By: POST GP HOLDINGS, INC., as General Partner

By: /s/ David P. Stockert David P. Stockert President and Chief Executive Officer